[Logo] M F S (R)
INVESTMENT MANAGEMENT                                             ANNUAL REPORT
  We invented the mutual fund(R)                                  FOR YEAR ENDED
                                                                  JUNE 30, 2000




                               [Graphic Omitted]



                              MFS(R) INSTITUTIONAL
                              CORE EQUITY FUND

MFS(R) INSTITUTIONAL CORE EQUITY FUND

TRUSTEES                                                                   INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman, Chief Executive Officer, and                Massachusetts Financial Services Company
Director, MFS Investment Management(R)                                     500 Boylston Street
                                                                           Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                           DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;           MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company                    500 Boylston Street
(video franchise)                                                          Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                                     INVESTOR SERVICE
Jeffrey L. Shames*                                                         MFS Service Center, Inc.
                                                                           P.O. Box 2281
PORTFOLIO MANAGER                                                          Boston, MA 02107-9906
John D. Laupheimer, Jr.*
                                                                           For additional information,
TREASURER                                                                  contact your investment professional.
James O. Yost*
                                                                           CUSTODIAN
ASSISTANT TREASURERS                                                       State Street Bank and Trust Company
Mark E. Bradley*
Ellen Moynihan*                                                            AUDITORS
                                                                           Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                          WORLD WIDE WEB
                                                                           www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


----------------------------------------------------------------------------------------------------------------
  NOT FDIC INSURED                               MAY LOSE VALUE                              NO BANK GUARANTEE
----------------------------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the year ended June 30, 2000, the fund provided a total return of 5.04%, including the reinvestment of any distributions, which compares to a 11.37% return for the average large cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. The fund's returns also compare to a 7.25% return for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance.

The fund lagged the S&P 500 during the period primarily due to its underweighting in technology stocks, which drove the narrow strength of the market in 1999 and during the first quarter of 2000. If we look at the performance of the S&P 500 during this period, the top 25 performers in technology and telecommunications stocks accounted for a majority of the total return of the index over the past year. In an extremely narrow, momentum-focused market like we experienced in 1999, it was very difficult for a diversified growth and income portfolio with a lower risk profile than its index to outperform its benchmark in this environment.

During the past three months, however, the fund's relative performance has improved dramatically because we kept a close eye on valuations in the portfolio. As a result, we maintained our underweighting in technology stocks relative to the S&P 500, which has been a big advantage in this volatile environment. At the same time, we're not simply value investors; we also try to seek out growth at the right price. Our broad stock selection expresses this philosophy and proved to be a significant contributor to performance. Our well-diversified portfolio of holdings such as Hartford Financial Services, State Street Corp., Pharmacia, Pfizer, Safeway, and BP Amoco are all great examples of stocks that we believe offer favorable growth opportunities at reasonable valuations and that have provided exceptional performance.

Early in the year, we were buying pharmaceutical stocks when most investors shunned that sector. There were several reasons why we were bullish on these stocks. First, we believe many of the issues surrounding the industry's decline in 1999 have subsided, including the threat of onerous government pricing regulation and Medicare reform. Second, many drug stocks maintained strong growth rates in 1999 and 2000 but were hurt last year by somewhat exaggerated concerns about fading product pipelines. Today, we see plenty of new products in the pipeline, and with quicker FDA approval rates, there is always the possibility that a new blockbuster drug could be right around the corner. Finally, health care and pharmaceutical stocks historically have held up well in a weakening economy. If the Federal Reserve Board's rate hikes succeed in slowing the economy, we believe traditionally stable, steady growers such as health care stocks could outperform the overall market.

We think there are a lot of opportunities and the potential for large profits in the technology sector. Some of the fastest-growing and innovative companies in the world are the ones that create new technologies. However, we recently decreased the portfolio's exposure to this sector because we could not ignore their valuations. If stock prices get too far ahead, which we felt they did in the first quarter of 2000, the stocks may have to tread water until the companies' growth rates can catch up. We feel very few industries can grow 30% a year over the long term, but last year many technology stocks were up well over 100%, and we felt that was just too far too fast. However, while the portfolio has remained underweighted in technology versus the S&P 500, it is still the largest sector weighting in the portfolio because we continue to see great opportunities for long-term growth.

While the holdings and sector weightings of the portfolio will constantly shift depending on where we find opportunities, we think it's important to emphasize that our overall strategy remains the same. We continue to try to balance the portfolio by taking advantage of what we think are the best growth and value stocks to own at the right time. When growth stocks are in favor, we try to keep pace with the market, and in a value environment, our goal is to outperform.

Despite the recent selloff, it seems that some investors feel the market is still expensive. From our standpoint, however, no matter what direction the market is headed, it usually provides opportunities to investors who do their homework. While there are pockets of the market that still appear pricey, we see strong potential for the market to head higher given what we view as an environment of healthy economic growth, reasonable interest rates, and a favorable outlook for corporate earnings growth. We also have found that it's very difficult to predict what the market will do in the short term. As a result, we continue to focus on finding companies that we believe offer the best fundamental business prospects and the potential for strong long-term performance.

Respectfully,

/s/ John D. Laupheimer, Jr.

John D. Laupheimer, Jr.
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., is Senior Vice President and Director of Equity Research of MFS Investment Management(R). He is also lead portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund.

He also manages MFS(R) Institutional Core Equity Fund, the Massachusetts Investors Trust Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Growth with Income Series (part of MFS(R) Variable Insurance Trust
(SM)). Mr. Laupheimer joined the MFS Research Department in 1981 as a research analyst. He was named Investment Officer in 1983, Assistant Vice President in 1984, Vice President in 1986, portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999. Mr. Laupheimer is a graduate of Boston University and the Sloan School of Management of Massachusetts Institute of Technology. He is a Chartered Financial Analyst and a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks long-term growth of capital generally consistent with that of a diversified large-cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500.

Commencement of investment operations: December 31, 1998

Size: $17.3 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $3,000,0000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 2000. Index information is from January 1, 1999.)

                MFS Institutional        S&P 500
                 Core Equity Fund     Composite Index
-----------------------------------------------------
1/99               $3,000,000          $3,000,000
6/99                3,210,000           3,371,500
6/00                3,371,762           3,615,915

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000
                                                         1 Year            Life*
--------------------------------------------------------------------------------
Cumulative Total Return                                 + 5.04%          +12.39%
--------------------------------------------------------------------------------
Average Annual Total Return                             + 5.04%          + 8.12%
--------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year            Life*
--------------------------------------------------------------------------------
Average large cap core fund+                            +11.37%          +15.47%
--------------------------------------------------------------------------------
S&P 500 Composite Index#                                + 7.25%          +13.26%
--------------------------------------------------------------------------------
  * For the commencement of the fund's investment operations, December 31, 1998, through June 30, 2000. Index information is from January 1, 1999.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO OF INVESTMENTS - June 30, 2000

Stocks - 93.6%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 82.6%
  Aerospace - 3.8%
    Boeing Co.                                                            3,770           $   157,633
    General Dynamics Corp.                                                  810                42,323
    TRW, Inc.                                                             1,420                61,592
    United Technologies Corp.                                             6,806               400,703
                                                                                          -----------
                                                                                          $   662,251
-----------------------------------------------------------------------------------------------------
  Automotive - 0.3%
    Delphi Automotive Systems Corp.                                       3,100           $    45,144
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.6%
    Providian Financial Corp.                                               420           $    37,800
    U.S. Bancorp                                                          5,587               107,550
    Wells Fargo Co.                                                       3,237               125,433
                                                                                          -----------
                                                                                          $   270,783
-----------------------------------------------------------------------------------------------------
  Biotechnology - 2.2%
    Pharmacia Corp.                                                       7,538           $   389,620
-----------------------------------------------------------------------------------------------------
  Business Machines - 4.3%
    Hewlett-Packard Co.                                                   3,455           $   431,443
    Sun Microsystems, Inc.*                                               3,436               312,461
                                                                                          -----------
                                                                                          $   743,904
-----------------------------------------------------------------------------------------------------
  Business Services - 3.2%
    Automatic Data Processing, Inc.                                       4,260           $   228,176
    Computer Sciences Corp.*                                              1,813               135,408
    First Data Corp.                                                      3,878               192,446
                                                                                          -----------
                                                                                          $   556,030
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.8%
    Motorola, Inc.                                                        6,779           $   197,015
    Sprint Corp. (PCS Group)*                                             2,078               123,641
                                                                                          -----------
                                                                                          $   320,656
-----------------------------------------------------------------------------------------------------
  Chemicals - 1.0%
    Air Products & Chemicals, Inc.                                        2,960           $    91,204
    Rohm & Haas Co.                                                       2,340                80,730
                                                                                          -----------
                                                                                          $   171,934
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Compaq Computer Corp.                                                 1,540           $    39,366
    Dell Computer Corp.*                                                  2,940               144,979
                                                                                          -----------
                                                                                          $   184,345
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.5%
    Microsoft Corp.*                                                      5,311           $   424,880
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.6%
    EMC Corp.*                                                            1,260           $    96,941
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    Computer Associates International, Inc.                               1,237           $    63,319
    Oracle Corp.*                                                         1,446               121,554
    Rational Software Corp.*                                                630                58,551
    VERITAS Software Corp.*                                                 360                40,686
                                                                                          -----------
                                                                                          $   284,110
-----------------------------------------------------------------------------------------------------
  Conglomerates - 1.1%
    Tyco International Ltd.                                               4,016           $   190,258
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.8%
    Colgate-Palmolive Co.                                                 2,218           $   132,803
    Philip Morris Cos., Inc.                                                400                10,625
                                                                                          -----------
                                                                                          $   143,428
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 4.3%
    Emerson Electric Co.                                                  2,474           $   149,368
    General Electric Co.                                                 11,133               590,049
                                                                                          -----------
                                                                                          $   739,417
-----------------------------------------------------------------------------------------------------
  Electronics - 4.2%
    Intel Corp.                                                           4,480           $   598,920
    National Semiconductor Corp.*                                         2,150               122,012
                                                                                          -----------
                                                                                          $   720,932
-----------------------------------------------------------------------------------------------------
  Energy - 0.5%
    TXU Corp.                                                             3,035           $    89,533
-----------------------------------------------------------------------------------------------------
  Entertainment - 1.9%
    Time Warner, Inc.                                                     3,081           $   234,156
    Viacom, Inc., "B"*                                                    1,300                88,644
                                                                                          -----------
                                                                                          $   322,800
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 4.8%
    American Express Co.                                                  1,902           $    99,142
    Citigroup, Inc.                                                       1,445                87,061
    Federal National Mortgage Assn                                        2,130               111,159
    Freddie Mac Corp.                                                     4,614               186,867
    State Street Corp.                                                    3,238               343,431
                                                                                          -----------
                                                                                          $   827,660
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    AXA Financial, Inc.                                                   3,750           $   127,500
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.1%
    Anheuser-Busch Cos., Inc.                                             1,510           $   112,778
    Coca-Cola Co.                                                         2,400               137,850
    Quaker Oats Co.                                                       1,620               121,703
                                                                                          -----------
                                                                                          $   372,331
-----------------------------------------------------------------------------------------------------
  Insurance - 3.0%
    American International Group, Inc.                                    1,857           $   218,197
    Hartford Financial Services Group, Inc.                               4,497               251,551
    St. Paul Cos., Inc.                                                   1,280                43,680
                                                                                          -----------
                                                                                          $   513,428
-----------------------------------------------------------------------------------------------------
  Machinery - 1.7%
    Deere & Co., Inc.                                                     5,120           $   189,440
    Ingersoll Rand Co.                                                    1,820                73,255
    W.W. Grainger, Inc.                                                   1,180                36,359
                                                                                          -----------
                                                                                          $   299,054
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 6.2%
    American Home Products Corp.                                          1,762           $   103,518
    Bausch & Lomb, Inc.                                                   1,380               106,777
    Bristol-Myers Squibb Co.                                              5,225               304,356
    Pfizer, Inc.                                                         11,715               562,320
                                                                                          -----------
                                                                                          $ 1,076,971
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    Medtronic, Inc.                                                       3,488           $   173,746
    PE Corp.-PE Biosystems Group                                            300                19,762
                                                                                          -----------
                                                                                          $   193,508
-----------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    Baker Hughes, Inc.                                                    4,260           $   136,320
    Global Marine, Inc.*                                                  1,200                33,825
                                                                                          -----------
                                                                                          $   170,145
-----------------------------------------------------------------------------------------------------
  Oils - 5.0%
    Coastal Corp.                                                         3,960           $   241,065
    Conoco, Inc.                                                          5,400               132,638
    Exxon Mobil Corp.                                                     5,185               407,022
    Transocean Sedco Forex, Inc.                                          1,600                85,500
                                                                                          -----------
                                                                                          $   866,225
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 2.4%
    Gannett Co., Inc.                                                     2,079           $   124,350
    New York Times Co.                                                    4,556               179,962
    Tribune Co.                                                           3,354               117,390
                                                                                          -----------
                                                                                          $   421,702
-----------------------------------------------------------------------------------------------------
  Retail - 2.9%
    CVS Corp.                                                             5,230           $   209,200
    Wal-Mart Stores, Inc.                                                 5,134               295,847
                                                                                          -----------
                                                                                          $   505,047
-----------------------------------------------------------------------------------------------------
  Supermarkets - 2.5%
    Safeway, Inc.*                                                        9,621           $   434,148
-----------------------------------------------------------------------------------------------------
  Telecommunications - 10.9%
    Alltel Corp.                                                          2,627           $   162,710
    Bell Atlantic Corp.                                                   5,225               265,495
    BroadWing, Inc.*                                                      2,540                65,881
    Cabletron Systems, Inc.*                                              3,190                80,548
    Cisco Systems, Inc.*                                                  5,594               355,569
    Corning, Inc.                                                         1,540               415,607
    SBC Communications, Inc.                                              2,723               117,770
    Sprint Corp.                                                          2,100               107,100
    Tellabs, Inc.*                                                        2,070               141,666
    WorldCom, Inc.*                                                       3,628               166,434
                                                                                          -----------
                                                                                          $ 1,878,780
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    Peco Energy Co.                                                       3,255           $   131,217
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Enron Corp.                                                             620           $    39,990
    Williams Cos., Inc.                                                   1,800                75,038
                                                                                          -----------
                                                                                          $   115,028
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $14,289,710
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 11.0%
  Bermuda - 0.2%
    Global Crossing Ltd. (Telecommunications)*                            1,500           $    39,469
-----------------------------------------------------------------------------------------------------
  Canada - 2.4%
    Canadian National Railway Co. (Railroads)                             1,646           $    48,043
    Nortel Networks Corp. (Telecommunications)                            5,460               372,645
                                                                                          -----------
                                                                                          $   420,688
-----------------------------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                                 1,710           $    85,393
-----------------------------------------------------------------------------------------------------
  Japan - 0.3%
    Fast Retailing Co. (Retail)                                             100           $    41,855
-----------------------------------------------------------------------------------------------------
  Netherlands - 2.4%
    Akzo Nobel N.V. (Chemicals)                                           1,800           $    76,463
    ING Groep N.V. (Financial Services)*                                    800                54,069
    KPN N.V. (Telecommunications)*                                        1,408                62,970
    Royal Dutch Petroleum Co. (Oils)                                      3,600               223,720
                                                                                          -----------
                                                                                          $   417,222
-----------------------------------------------------------------------------------------------------
  Switzerland - 0.9%
    Nestle S.A. (Food and Beverage Products)                                 72           $   144,150
-----------------------------------------------------------------------------------------------------
  United Kingdom - 4.3%
    AstraZeneca Group PLC (Medical and Health Products)                   1,040           $    48,530
    BP Amoco PLC, ADR (Oils)                                              8,427               476,652
    HSBC Holdings PLC (Banks and Credit Cos.)                             3,700                42,283
    Reuters Group PLC, ADR (Business Services)                              779                77,851
    Vodafone AirTouch PLC (Telecommunications)*                          25,455               102,804
                                                                                          -----------
                                                                                          $   748,120
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 1,896,897
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $14,906,336)                                               $16,186,607
-----------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.3%
-----------------------------------------------------------------------------------------------------
  Bermuda - 0.3%
    Global Crossing Ltd., 6.75% (Telecommunications)
      (Identified Cost, $50,000)                                            200           $    43,850
-----------------------------------------------------------------------------------------------------

Convertible Bonds - 0.4%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##              $     29           $    35,235
-----------------------------------------------------------------------------------------------------
  Oils
    Transocean Sedco Forex, Inc., 0s, 2020                             $     10           $     6,031
-----------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    NTL, Inc., 5.75s, 2009##                                           $     44           $    34,540
-----------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $81,904)                                        $    75,806
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 3.3%
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost             $    573           $   572,791
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $15,611,031)                                          $16,879,054

Other Assets, Less Liabilities - 2.4%                                                         418,464
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $17,297,518
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------------------------------------------
JUNE 30, 2000
---------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $15,611,031)                                              $16,879,054
  Investments of cash collateral for securities loaned, at value                                      1,737,229
  Cash                                                                                                    1,478
  Receivable for investments sold                                                                        72,951
  Receivable for fund shares sold                                                                       359,706
  Interest and dividends receivable                                                                      15,125
  Receivable from investment adviser                                                                     50,173
                                                                                                    -----------
      Total assets                                                                                  $19,115,716
                                                                                                    -----------
Liabilities:
  Payable for investments purchased                                                                 $    67,343
  Collateral for securities loaned, at value                                                          1,737,229
  Payable to affiliates -
    Management fee                                                                                          254
    Shareholder servicing agent fee                                                                           4
    Administrative fee                                                                                        8
  Accrued expenses and other liabilities                                                                 13,360
                                                                                                    -----------
      Total liabilities                                                                             $ 1,818,198
                                                                                                    -----------
Net assets                                                                                          $17,297,518
                                                                                                    ===========
Net assets consist of:
  Paid-in capital                                                                                   $16,278,315
  Unrealized appreciation on investments and translation of assets and liabilities in
    foreign currencies                                                                                1,268,060
  Accumulated net realized loss on investments and foreign currency transactions                       (307,124)
  Accumulated undistributed net investment income                                                        58,267
                                                                                                    -----------
      Total                                                                                         $17,297,518
                                                                                                    ===========
Shares of beneficial interest outstanding                                                            1,547,016
                                                                                                     ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                                             $11.18
                                                                                                       ======

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
---------------------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 2000
---------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                       $ 140,178
    Interest                                                                           35,185
    Foreign taxes withheld                                                             (1,738)
                                                                                    ---------
      Total investment income                                                       $ 173,625
                                                                                    ---------
  Expenses -
    Management fee                                                                  $  77,665
    Trustees' compensation                                                              4,190
    Shareholder servicing agent fee                                                       970
    Administrative fee                                                                  1,786
    Custodian fee                                                                      11,059
    Printing                                                                            8,725
    Auditing fees                                                                      16,000
    Legal fees                                                                            739
    Registration fees                                                                  12,640
    Miscellaneous                                                                       1,329
                                                                                    ---------
      Total expenses                                                                $ 135,103
    Fees paid indirectly                                                                 (816)
    Reduction of expenses by investment adviser                                       (50,173)
                                                                                    ---------
      Net expenses                                                                  $  84,114
                                                                                    ---------
        Net investment income                                                       $  89,511
                                                                                    ---------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                         $(272,878)
    Foreign currency transactions                                                      (1,992)
                                                                                    ---------
      Net realized loss on investments and foreign currency transactions            $(274,870)
                                                                                    ---------
  Change in unrealized appreciation -
    Investments                                                                     $ 836,725
    Translation of assets and liabilities in foreign currency                             312
                                                                                    ---------
      Net unrealized gain on investments and foreign currency translation           $ 837,037
                                                                                    ---------
        Net realized and unrealized gain on investments and foreign currency        $ 562,167
                                                                                    ---------
          Increase in net assets from operations                                    $ 651,678
                                                                                    =========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED        PERIOD ENDED
                                                                               JUNE 30, 2000      JUNE 30, 1999*
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                          $    89,511         $    26,681
  Net realized loss on investments and foreign currency transactions                (274,870)            (25,781)
  Net unrealized gain on investments and foreign currency translation                837,037             431,023
                                                                                 -----------         -----------
    Increase in net assets from operations                                       $   651,678         $   431,923
                                                                                 -----------         -----------
Distributions declared to shareholders -
  From net investment income                                                     $   (55,768)        $      --
  From net realized gain on investments and foreign currency transactions             (8,630)               --
                                                                                 -----------         -----------
    Total distributions declared to shareholders                                 $   (64,398)        $      --
                                                                                 -----------         -----------
Net increase in net assets from fund share transactions                          $ 3,929,519         $12,348,796
                                                                                 -----------         -----------
      Total increase in net assets                                               $ 4,516,799         $12,780,719
Net assets:
  At beginning of period                                                          12,780,719                --
                                                                                 -----------         -----------
  At end of period (including accumulated undistributed net
    investment income of $58,267 and $26,571, respectively)                      $17,297,518         $12,780,719
                                                                                 ===========         ===========


* For the period from the commencement of the fund's investment operations,  December 31, 1998, through
  June 30, 1999.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED      PERIOD ENDED
                                                                         JUNE 30, 2000    JUNE 30, 1999*
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                           $10.70            $10.00
                                                                                ------            ------
Income from investment operations# -
  Net investment income(S)                                                      $ 0.07            $ 0.04
  Net realized and unrealized gain on investments and foreign currency            0.47              0.66
                                                                                ------            ------
      Total from investment operations                                          $ 0.54            $ 0.70
                                                                                ------            ------
Less distributions declared to shareholders -
  From net investment income                                                    $(0.05)           $ --
  From net realized gain on investments and foreign currency
    transactions                                                                 (0.01)             --
                                                                                ------            ------
      Total distributions declared to shareholders                              $(0.06)           $ --
                                                                                ------            ------
Net asset value - end of period                                                 $11.18            $10.70
                                                                                ======            ======
Total return                                                                      5.04%             7.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                      0.65%             0.66%+
  Net investment income                                                           0.69%             0.68%+
Portfolio turnover                                                                  86%               36%
Net assets at end of period (000 omitted)                                      $17,298           $12,781

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. To the extent actual expenses were over this limitation, net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                                                $ 0.03            $(0.01)
    Ratios (to average net assets):
      Expenses##                                                                  1.04%             1.40%+
      Net investment income (loss)                                                0.30%            (0.06)%+
 * For the period from the commencement of the fund's investment operations, December 31, 1998, through
   June 30, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Core Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, the value of securities loaned was $1,683,956. These loans were collateralized by cash of $1,737,229, which was invested in the following short-term obligation:

                                                                  AMORTIZED COST
                                                         SHARES        AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio          1,737,229       $1,737,229

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 2000, $2,047 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

At June 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $244,887 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2008.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                        PURCHASES            SALES
--------------------------------------------------------------------------------------------------
U.S. government securities                                            $   275,220      $    54,004
                                                                      -----------      -----------
Investments (non-U.S. government securities)                          $13,819,702      $10,705,013
                                                                      -----------      -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                                         $15,673,268
                                                                                       -----------
Gross unrealized appreciation                                                          $ 1,896,036
Gross unrealized depreciation                                                             (690,250)
                                                                                       -----------
    Net unrealized appreciation                                                        $ 1,205,786
                                                                                       ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A Shares

                                           YEAR ENDED JUNE 30, 2000           PERIOD ENDED JUNE 30, 1999*
                                         --------------------------         ----------------------------
                                          SHARES             AMOUNT            SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                              446,908         $4,892,562         1,194,211        $12,348,796
Shares issued to shareholders in
  reinvestment of distributions            5,897             64,398              --                 --
Shares reacquired                       (100,000)        (1,027,441)             --                 --
                                        --------         ----------         ---------        -----------
    Net increase                         352,805         $3,929,519         1,194,211        $12,348,796
                                        ========         ==========         =========        ===========
* For the period from the commencement of the fund's investment operations, December 31, 1998, through
  June 30, 1999.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended June 30, 2000, was $4. The fund had no borrowings during the period year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Institutional Core Equity Fund (one of the series comprising MFS Institutional Trust), including the portfolio of investments, as of June 30, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from the commencement of investment operations, December 31, 1998, through June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Core Equity Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets, and its financial highlights for the year then ended and the period from the commencement of investment operations, December 31, 1998, through June 30, 1999 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 10, 2000

FEDERAL TAX INFORMATION

For the year ended June 30, 2000, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 100%.

(C)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                  ICE-2 8/00 400